Exhibit 16

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Onur Erzan, Nancy E. Hay, Stephen J. Laffey and Richard A. Leahy and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of executing the Registration Statement on Form N-14 of AB Active ETFs, Inc. (the “Company”) relating to the reorganization of the AB High Yield Portfolio, a series of AB Bond Fund, Inc., into the AB High Yield ETF, a series of the Company, and any amendments and exhibits thereto, and all other documents to be filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Company to the extent inconsistent herewith.

/s/ Marshall C. Turner, Jr.
Marshall C. Turner, Jr.
Dated: February 1, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Onur Erzan, Nancy E. Hay, Stephen J. Laffey and Richard A. Leahy and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of executing the Registration Statement on Form N-14 of AB Active ETFs, Inc. (the “Company”) relating to the reorganization of the AB High Yield Portfolio, a series of AB Bond Fund, Inc., into the AB High Yield ETF, a series of the Company, and any amendments and exhibits thereto, and all other documents to be filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Company to the extent inconsistent herewith.

/s/ Jorge A. Bermudez
Jorge A. Bermudez
Dated: February 1, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Onur Erzan, Nancy E. Hay, Stephen J. Laffey and Richard A. Leahy and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of executing the Registration Statement on Form N-14 of AB Active ETFs, Inc. (the “Company”) relating to the reorganization of the AB High Yield Portfolio, a series of AB Bond Fund, Inc., into the AB High Yield ETF, a series of the Company, and any amendments and exhibits thereto, and all other documents to be filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Company to the extent inconsistent herewith.

/s/ Michael J. Downey
Michael J. Downey
Dated: February 1, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Onur Erzan, Nancy E. Hay, Stephen J. Laffey and Richard A. Leahy and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in her name and on her behalf, in any and all capacities, solely for the purpose of executing the Registration Statement on Form N-14 of AB Active ETFs, Inc. (the “Company”) relating to the reorganization of the AB High Yield Portfolio, a series of AB Bond Fund, Inc., into the AB High Yield ETF, a series of the Company, and any amendments and exhibits thereto, and all other documents to be filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as her own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as her own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Company to the extent inconsistent herewith.

/s/ Nancy P. Jacklin
Nancy P. Jacklin
Dated: February 1, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Onur Erzan, Nancy E. Hay, Stephen J. Laffey and Richard A. Leahy and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in her name and on her behalf, in any and all capacities, solely for the purpose of executing the Registration Statement on Form N-14 of AB Active ETFs, Inc. (the “Company”) relating to the reorganization of the AB High Yield Portfolio, a series of AB Bond Fund, Inc., into the AB High Yield ETF, a series of the Company, and any amendments and exhibits thereto, and all other documents to be filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as her own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as her own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Company to the extent inconsistent herewith.

/s/ Jeanette W. Loeb
Jeanette W. Loeb
Dated: February 1, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Onur Erzan, Nancy E. Hay, Stephen J. Laffey and Richard A. Leahy and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in her name and on her behalf, in any and all capacities, solely for the purpose of executing the Registration Statement on Form N-14 of AB Active ETFs, Inc. (the “Company”) relating to the reorganization of the AB High Yield Portfolio, a series of AB Bond Fund, Inc., into the AB High Yield ETF, a series of the Company, and any amendments and exhibits thereto, and all other documents to be filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as her own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as her own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Company to the extent inconsistent herewith.

/s/ Carol C. McMullen
Carol C. McMullen
Dated: February 1, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Onur Erzan, Nancy E. Hay, Stephen J. Laffey and Richard A. Leahy and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of executing the Registration Statement on Form N-14 of AB Active ETFs, Inc. (the “Company”) relating to the reorganization of the AB High Yield Portfolio, a series of AB Bond Fund, Inc., into the AB High Yield ETF, a series of the Company, and any amendments and exhibits thereto, and all other documents to be filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Company to the extent inconsistent herewith.

/s/ Garry L. Moody
Garry L. Moody
Dated: February 1, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Nancy E. Hay, Stephen J. Laffey and Richard A. Leahy and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of executing the Registration Statement on Form N-14 of AB Active ETFs, Inc. (the “Company”) relating to the reorganization of the AB High Yield Portfolio, a series of AB Bond Fund, Inc., into the AB High Yield ETF, a series of the Company, and any amendments and exhibits thereto, and all other documents to be filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Company to the extent inconsistent herewith.

/s/ Onur Erzan
Onur Erzan
Dated: February 1, 2023